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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the reference to our firm under the Caption "Experts" and to the use of our report, dated March 26, 1999 (May 10, 1999 as to Note 17), in the registration Statement on Form SB-2 and related prospectus of Able Energy, Inc. for the registration of 1,000,000 shares of common stock.

                       /s/ Simontacci & Company LLP
                       ----------------------------
                           Simontacci & Company LLP


May 17, 1999
Fairfield, New Jersey